UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2014
AMERICAN AXLE & MANUFACTURING
HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-14303	38-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On October 31, 2014, American Axle & Manufacturing Holdings, Inc. (the “Company” or “AAM”) issued a press release regarding AAM's financial results for the three and nine months ended September 30, 2014. A copy of this press release is furnished as Exhibit 99.1.

SECTION 7 - REGULATION FD
Item 7.01 Regulation FD Disclosure

AAM's 2014 Outlook:

•
AAM is targeting full-year 2014 sales of $3.675 billion.
This sales projection is based on the anticipated launch schedule of programs in AAM's new and incremental business backlog and the assumption that the U.S. Seasonally Adjusted Annual Rate of sales ("SAAR") will increase from approximately 15.5 million vehicle units in 2013 to a range of 16.25 million to 16.5 million light vehicle units in 2014.

•
AAM is targeting full-year 2014 EBITDA in a range of 13.7% to 13.9% of sales.
We define EBITDA to be earnings before interest, income taxes, depreciation and amortization. We believe that EBITDA is a meaningful measure of performance as it is commonly utilized by management and investors to analyze operating performance and entity valuation. Our management, the investment community and the banking institutions routinely use EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA differently.

•
AAM expects to incur a non-cash charge related to our plans to offer a voluntary one-time lump sum cash payment option to certain eligible terminated vested participants in our U.S. pension plans in the fourth quarter of 2014.
The amount of any special charge recorded in the fourth quarter will be based upon participation rates in the program, which runs through November 12, 2014, as well the value of plan assets and discount rates at December 31, 2014. AAM's full-year 2014 EBITDA target excludes the impact of this special charge.

•
AAM is raising its full-year 2014 free cash flow guidance to a range of $100 million to $120 million.
We define free cash flow as net cash provided by (used in) operating activities less capital expenditures net of proceeds from the sale of property, plant and equipment and the sale-leaseback of equipment. For purposes of calculating free cash flow, AAM excludes the impact of purchase buyouts of leased equipment, if any. We believe free cash flow is a meaningful measure as it is commonly utilized by management and investors to assess our ability to generate cash flow from our business.

•	AAM is updating its full-year 2014 capital spending target to be approximately 6% of sales.

AAM's 2015 Targets:

•
AAM is targeting full-year 2015 sales of $4 billion. This target is based on the anticipated launch schedule of programs in AAM's new and incremental business backlog and the assumption that the U.S. light vehicle SAAR will be in a range of approximately 16.5 million to 17 million light vehicle units in 2015.

•	AAM is targeting full-year 2015 free cash flow in the range of $175 million to $200 million.

Cautionary Statements
In this earnings release and form 8-K, we make statements concerning our expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are “forward-looking” statements within the meaning of the Private Securities

Litigation Reform Act of 1995 and relate to trends and events that may affect our future financial position and operating results. The terms such as “will,” “may,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “project,” “target,” and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events and are subject to risks and may differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to: reduced purchases of our products by General Motors Company (GM), Chrysler Group LLC (Chrysler) or other customers; reduced demand for our customers' products (particularly light trucks and sport utility vehicles (SUVs) produced by GM and Chrysler); our ability or our customers' and suppliers' ability to successfully launch new product programs on a timely basis; our ability to realize the expected revenues from our new and incremental business backlog; our ability to develop and produce new products that reflect market demand; lower-than-anticipated market acceptance of new or existing products; our ability to attract new customers and programs for new products; our ability to respond to changes in technology, increased competition or pricing pressures; our ability to achieve the level of cost reductions required to sustain global cost competitiveness; supply shortages or price increases in raw materials, utilities or other operating supplies for us or our customers as a result of natural disasters or otherwise; global economic conditions, including the impact of the continued market weakness in the Euro-zone; risks inherent in our international operations (including adverse changes in political stability, taxes and other law changes, potential disruptions of production and supply, and currency rate fluctuations); liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers; price volatility in, or reduced availability of, fuel; our ability to successfully implement upgrades to our enterprise resource planning systems; our ability to maintain satisfactory labor relations and avoid work stoppages; our suppliers', our customers' and their suppliers' ability to maintain satisfactory labor relations and avoid work stoppages; our ability to attract and retain key associates; availability of financing for working capital, capital expenditures, research and development (R&D) or other general corporate purposes, including our ability to comply with financial covenants; our customers' and suppliers' availability of financing for working capital, capital expenditures, R&D or other general corporate purposes; changes in liabilities arising from pension and other postretirement benefit obligations; risks of noncompliance with environmental laws and regulations or risks of environmental issues that could result in unforeseen costs at our facilities; adverse changes in laws, government regulations or market conditions affecting our products or our customers' products (such as the Corporate Average Fuel Economy (CAFE) regulations); our ability to consummate and integrate acquisitions and joint ventures; our ability or our customers' and suppliers' ability to comply with the Dodd-Frank Act and other regulatory requirements and the potential costs of such compliance; and other unanticipated events and conditions that may hinder our ability to compete. It is not possible to foresee or identify all such factors and we make no commitment to update any forward-looking statement or to disclose any facts, events or circumstances after the date hereof that may affect the accuracy of any forward-looking statement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated	October 31, 2014

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
Date:	October 31, 2014	By:	/s/ Michael K. Simonte
Michael K. Simonte
Executive Vice President & Chief Financial Officer (also in the capacity of Chief Accounting Officer)

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